EXHIBIT NO.99.9


                     OMNIBUS THIRD MODIFICATION TO SENIOR LOAN DOCUMENTS

               THIS OMNIBUS THIRD MODIFICATION TO SENIOR LOAN DOCUMENTS (this "Agreement") is made and dated as of July 16, 2002, by and among DEARBORN CENTER, L.L.C., a Delaware limited liability company (the "Borrower"), PRIME/BEITLER DEVELOPMENT COMPANY, L.L.C., a Delaware limited liability company (the "Mezzanine Borrower"), BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH ("Agent"), a banking corporation organized under the laws of the Federal Republic of Germany, as a lender and as agent for the lenders from time to time party to the Credit Agreement, as hereinafter defined (each, a "Lender" and, collectively, the "Lenders"), PRIME GROUP REALTY, L.P., a Delaware limited partnership ("PGRLP"), PENNY BEITLER L.L.C., an Illinois limited liability company ("Penny"), and J. PAUL BEITLER DEVELOPMENT COMPANY, an Illinois corporation ("Beitler"). All capitalized terms used herein but not defined herein shall have the meanings set forth in either the Credit Agreement or that certain Reserve Account Agreement (the "Reserve Account Agreement"), dated March 12, 2001, by and among Borrower, Agent, Mezzanine Agent, PGRLP, Penny, and Beitler.

                                     W I T N E S S E T H:
                                     - - - - - - - - - -

               WHEREAS, Borrower and Agent, as a lender and as the agent for the Lenders, executed and delivered that certain Credit Agreement, dated as of January 5, 2001, as amended by: (a) that certain Omnibus First Modification to Senior Loan Documents, dated as of March 12, 2001; (b) that certain Amendment to Omnibus First Modification to Senior Loan Documents, dated as of January 2, 2002; and (c) that certain Omnibus Second Modification to Senior Loan Documents, dated as of March 27, 2002 (the "Second Modification") (said Credit Agreement, as it has been so amended and may hereafter be amended, modified or supplemented, from time to time, being the "Credit Agreement");

               WHEREAS, Agent has determined that there currently is a Hard Cost and Operating Expense overrun in the amount of $5,600,000 (including a contingency of $1,000,000) (the "Cost Overrun");

               WHEREAS, the Borrower and the Guarantor have requested that the Lenders modify certain financial covenants contained in the Guaranties;

               WHEREAS, in order to ensure that there are sufficient funds to pay the Cost Overrun, and as an inducement to the Lenders to modify certain financial covenants contained in the Guaranties, the Borrower and PGRLP have agreed to escrow certain funds and otherwise take the actions described herein; and

               WHEREAS,   the  Lenders  are  willing  to  modify  the  financial
covenants on the terms and conditions set forth below.

               NOW, THEREFORE, in consideration of the modification of certain financial covenants contained in the Guaranties and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

     Section 1. Senior Additional Reserve Account; Cost Overrun.

     (a) The sum of $3,494,000 has been or shall be deposited into the Senior Additional Reserve Account, as follows:

          (i) $750,000 is already on deposit with Agent in the Senior Additional Reserve Account;

          (ii) $250,000 shall be deposited on the date hereof into the Senior Additional Reserve Account by Mezzanine Agent from funds collected and deposited into the Restricted Securities Account (maintained pursuant to the Mezzanine Loan documentation) pursuant to the Second Mezzanine Modification;

          (iii) $1,500,000 shall be deposited by PGRLP on the date of the closing of the so-called "Security Capital Transaction"; and

          (iv) $994,000 shall be deposited by PGRLP on the date hereof.

Amounts so deposited into the Senior Additional Reserve Account shall be governed by the Senior Loan Documents, including, without being limited to, that certain Pledge, Assignment and Security Agreement (Liquidity Covenant Waiver), dated March 27, 2002, given by PGRLP in favor of Agent (the "Pledge Agreement"); provided, however, that, notwithstanding any provision in the Senior Loan Documents to the contrary, such amounts shall be disbursed from the Senior Additional Reserve Account as part of the next occurring construction draw under the Senior Loan in lieu of Senior Loan proceeds, as follows: (i) the first
$3,494,000 of such draw shall be funded from the Senior Additional Reserve Account; and (ii) the balance of such draw shall be funded with Loan proceeds.

     (b) $1,820,000 of the leasing commission currently indicated in the Approved Construction Budget and which is owed to PGRLP under the Leasing Agreement with respect to the Bank One lease at the Project, and $286,000 of the leasing commission currently indicated in the Approved Construction Budget and which is owed to PGRLP and Beitler under the Leasing Agreement with respect to the Holland & Knight lease at the Project, shall not be paid until both the Loan and the Mezzanine Loan have been repaid in full (or Agent and Mezzanine Agent otherwise permit the payment thereof), and such amounts shall instead be reallocated to other line items in the Approved Construction Budget as approved by Agent. By their execution of this Agreement, PGRLP (with respect to the above-referenced Bank One and Holland & Knight leasing commissions) and Penny and Beitler (with respect to the above-referenced Holland & Knight leasing commission only) hereby elect to fully and permanently waive any and all rights under the Leasing Agreement, the Limited Liability Company Agreements of Mezzanine Borrower and Borrower and under applicable law to be paid their share of such leasing commissions unless and until both the Loan and the Mezzanine Loan have been repaid in full.

     (c) The amount of $281,250 due originally to be deposited into the Senior Additional Reserve Account on July 31, 2002 pursuant to the Second Modification shall instead be deposited into the Senior Additional Reserve Account on the date hereof, and notwithstanding any provision of the Second Modification, such deposit shall be the final deposit required to be made by PGRLP pursuant to
Section 3 of the Second Modification. After the allocation by Agent of the $750,000 described in Section 1(a)(i), there will be $750,000 remaining in the Senior Additional Reserve Account and such funds will be held and applied in accordance with the Second Modification.

     (d) PGRLP hereby agrees to deposit into a newly created, interest-bearing reserve account maintained by Agent (the "Second Senior Citadel Reserve Account") the following amounts: (x) on the date hereof, $4,000,000 (the "Prefunded Amount"), which shall represent an estimate of the Monthly Citadel Deposit (as defined below) which would be due for each of June 2003, July 2003, August 2003 and September 2003, and (y) commencing on the Interest Payment Date in January 2003 and on each Interest Payment Date thereafter (other than the Interest Payment Dates in June 2003, July 2003, August 2003 and September 2003 which have been prefunded and subject to Section 1(e)(vi) and (vii) below) until the entire Citadel space has been leased pursuant to Approved Subleases or, subject to the provisions of Section 1(e)(i) below, until the Maximum Wacker Reserve Amount has been deposited, an amount equal to the Monthly Citadel
Deposit. Notwithstanding the foregoing, if the amount of the Monthly Citadel Deposit is reduced below $1,000,000 due to the execution of Approved Subleases and therefore the Prefunded Amount is greater than the amounts which would actually be required for the months of June 2003, July 2003, August 2003 or September 2003 (such excess, the "Overfunding"), PGRLP shall be entitled to a credit in the full amount of the Overfunding which shall be applied to the next Monthly Citadel Payment which is due. In the event that the amount of the Overfunding is greater than the aggregate amount of the next four Monthly Citadel Payments which are due, PGRLP shall be entitled to a reimbursement of the portion of the Overfunding which is greater than the aggregate amount of such four Monthly Citadel Deposits. On even date herewith, Borrower, Agent and PGRLP shall execute and deliver the Pledge, Assignment and Security Agreement (Second Senior Citadel Reserve Account) (the "Second Pledge Agreement") granting Agent (on behalf of the Lenders) a perfected first priority security interest in the Second Senior Citadel Reserve Account. The following terms are defined as follows:

               "Currently Unleased Wacker Space" means 151,488 NRSF.

               "Monthly Citadel Deposit" means the product of (x) $1,000,000 times (y) a fraction, the numerator of which is the Net Unleased Wacker Space and the denominator of which is the Currently Unleased Wacker Space; provided, however, that at any time an Event of Default is pending under (and as defined in) the Loan Documents or the Mezzanine Loan Documents, the Monthly Citadel Deposit due during the continuation of such Event of Default shall be equal to the amount of the Monthly Citadel Deposit payable in the last month during which no Event of Default existed.

               "Net Unleased Wacker Space" means (w) 151,488, minus (x) the NRSF of the Wacker Space (i) that, at the time of determination, are subject to executed Approved Subleases with respect to which the subtenants thereunder have commenced paying rent and reimbursements required under such Approved Subleases (excluding, however, the portion of the Wacker Space subleased by Chicago Analytic Capital Management, LLC as of the date of this Agreement), (ii) with respect to which, at the time of determination, Borrower has otherwise been released from the Wacker Reimbursement Obligations by Citadel under the Citadel Lease, (iii) that, at the time of determination, is no longer demised by the Wacker Lease such that the Wacker Reimbursement Obligations no longer apply thereto, and/or (iv) with respect to which, at the time of determination, the Wacker Lease and the associated Wacker Reimbursement Obligations have been terminated.

     (e) Notwithstanding anything contained in subsection (d) above to the contrary, the following terms and provisions shall apply with respect to funds deposited into the Second Senior Citadel Reserve Account:

          (i) If, at any time, the aggregate amount of funds in the Senior Citadel Reserve Account and the Second Senior Citadel Reserve Account equals or exceeds the Maximum Wacker Reserve Amount, PGRLP shall not be required to make any further Monthly Citadel Deposits as required by subsection (d) above and, provided that no default is continuing under either the Loan Documents or the Mezzanine Loan Documents, Agent shall remit to PGRLP any such excess. If the aggregate amount on deposit in the Senior Citadel Reserve Account and the Second Senior Citadel Reserve
     Account at any time  thereafter  falls  below the  Maximum  Wacker  Reserve
     Amount, then PGRLP shall be obligated to resume making Monthly Citadel Deposits in the amounts determined as provided above until the combined balance in such accounts again meets the Maximum Wacker Reserve Amount.

          "Maximum Wacker Reserve Amount" means the sum of (i) the estimated aggregate gross amount of the Wacker Reimbursement Obligations less the estimated gross amount of income to be generated by the Approved Subleases (provided that the subtenants under such Approved Subleases have commenced payment of rent and reimbursements required under such Approved Subleases), as determined by Agent in good faith, plus (ii) the aggregate cost of tenant improvements and leasing commissions that will be required to sublease the portion of the Wacker Space that is not subject to Approved Subleases (other than amounts required to be paid by the owner of the Wacker Space), as determined by Agent in good faith, plus (iii) $4,000,000.

          (ii) Funds in the Second Senior Citadel Reserve Account shall be applied toward payment of Wacker Subleasing Costs in the manner provided in
     Section 3(a) of the Reserve Account Agreement (and subject to the terms and conditions set forth in Section 3(a)(ii) of the Reserve Account Agreement) and payment of Extra Citadel Costs in the manner provided in Section 3(b) of the Reserve Account Agreement. Funds in the Second Senior Citadel Reserve Account shall specifically not be available for payment of any Wacker Reimbursement Obligations at any time prior to July 1, 2003, and thereafter may only be released to pay Wacker Reimbursement Obligations so long as no default is then pending under the Loan Documents or the Mezzanine Loan Documents.

          (iii) Any and all refunds or reimbursements of any funds contained in the Second Senior Citadel Reserve Account shall be paid directly to PGRLP (or as PGRLP directs in writing) and not to Borrower, Mezzanine Borrower, Penny or Beitler.

          (iv) Any and all funds in the Second Senior Citadel Reserve Account in excess of $10,000,000 shall constitute Unrestricted Cash for the purposes of the calculation of the liquidity covenant contained in Section 8(d) of the Completion Guaranty and Sections 6(d) of the Interest and Operating Costs Guaranty and the Payment Guaranty (as such Guaranties are amended pursuant to this Agreement). Any and all funds in the Second Senior Citadel Reserve Account may be considered (x) as a portion of "Total Assets" solely for the purposes of the calculation of the financial covenant contained in
     Section 8(e) of the Completion Guaranty, Section 6(e) of the Interest and Operating Costs Guaranty and Section 6(e) of the Payment Guaranty (as such guaranties are amended pursuant to this Agreement) and (y) in the calculation of Consolidated Net Worth relating to the financial covenant contained in Section 8(c) of the Completion Guaranty, Section 6(c) of the Interest and Operating Costs Guaranty and Section 6(c) of the Payment Guaranty (as such guaranties are amended pursuant to this Agreement). Notwithstanding the foregoing permission from Agent to consider funds on deposit in the Second Senior Citadel Reserve Account for accounting purposes only relating to certain financial covenants, PGRLP, Borrower and Mezzanine Borrower (A) expressly acknowledge that all funds now or in the future on deposit in the Second Senior Citadel Reserve Account have been pledged and assigned to Agent and do not and will not constitute "assets" of PGRLP or any future bankruptcy estate of PGRLP and (B) hereby irrevocably waive any right to claim that such funds are the property of or an asset of PGRLP or any future bankruptcy estate of PGRLP.

          (v) [intentionally omitted]

          (vi) In addition to the other provisions of this Agreement pursuant to which PGRLP's obligation to fund the Monthly Citadel Deposits would terminate, PGRLP's obligation to continue to fund the Monthly Citadel Deposit shall automatically cease and terminate on and as of the earliest to occur of (1) the date of transfer to Agent, the Lenders (or any of them) or any third party of title to the entire Mortgaged Property pursuant to a transfer in lieu of foreclosure thereof, (2) the date that is six (6) months after the transfer to Agent, the Lenders (or any of them) or any Affiliate of Agent or the Lenders (or any of them) of title to the entire Mortgaged Property, pursuant to the completion of a judicial foreclosure thereof, and (3) the date that Agent, the Lenders (or any of them) or any Affiliate of Agent or the Lenders (or any of them) sells or conveys the entire Mortgaged Property to a third party after obtaining title to the entire Mortgaged Property pursuant to the completion of a judicial foreclosure sale thereof.

          (vii) In addition to the other provisions of this Agreement pursuant to which PGRLP's obligation to fund the Monthly Citadel Deposits would terminate, PGRLP's obligation to continue to fund the Monthly Citadel Deposit shall cease at such time on or after June 30, 2003, as Agent, Mezzanine Agent and the Lenders receive acceptable evidence that the original financial covenants (not taking into account any amendments to or modifications of such covenants from and after the closing of the Loan) set forth in Section 8 of the Completion Guaranty, Section 6 of the Interest and Operating Costs Guaranty and Section 6 of the Payment Guaranty (the "Original Covenants") have been satisfied for two (2) consecutive calendar quarters. The earliest date that PGRLP may satisfy this test with respect to the Original Covenants is June 30, 2003. Upon receiving such satisfactory evidence of two quarters' compliance with the Original Covenants, Agent shall disburse to PGRLP any and all funds then on deposit in the Second Senior Citadel Reserve Account (but not from any other reserve account or escrow held by Agent) and the amendments to the Original Covenants made pursuant to this Agreement shall be automatically rescinded and the provisions of the Original Covenants shall once again apply; provided, however, that if PGRLP fails to meet such -------- ------- Original Covenants for any quarter thereafter, (x) PGRLP's obligation to fund the Monthly Citadel Deposits shall be immediately and automatically reinstated, (y) the amendments to the Original Covenants made pursuant to this Agreement shall automatically be reinstated and (z) PGRLP shall immediately pre-fund $4.0 million (or such lesser amount which would represent four (4) months of Monthly Citadel Deposits if such monthly amounts have been reduced as provided in Section 1(d) above) into the Second Senior Citadel Reserve Account. So long as PGRLP satisfies such revised covenants and the foregoing funding requirements, there shall be no default under the Loan Documents or the Mezzanine Loan Documents solely from the failure of PGRLP to satisfy the Original Covenants.

     (f) Each of PGRLP, Penny, Borrower and Mezzanine Borrower hereby represents and warrants that, based on the state and progress of construction of the Project and anticipated cost savings, it currently estimates in good faith that the aggregate Hard Costs that will be incurred in order to complete the construction of the Project will not exceed by more than $5,600,000 the aggregate amount of Hard Costs set forth in the Approved Construction Budget.

     (g) Each of PGRLP, Borrower and Mezzanine Borrower hereby acknowledges that the Lenders' willingness to agree to the amendments of the Guaranties set forth in Section 2 below is conditioned upon PGRLP not paying dividends to common or preferred shareholders (other than dividends payable in connection with the Security Capital transaction which have previously been disclosed to the Lenders). If at any time after the date hereof PGRLP desires to declare or pay a dividend, so long as (i) PGRLP can demonstrate compliance with the financial covenants applicable during the non-Relaxed Covenant Period (as provided in Section 2 below) with respect to the fiscal quarter to which such dividend relates (i.e., if a dividend is declared with respect to the first quarter but paid in the second quarter, compliance must be demonstrated as of the end of the first quarter) and (ii) such dividend is paid within 30 days after such compliance has been demonstrated, then PGRLP shall not be in default for paying such a dividend. If, however, PGRLP at any time pays dividends when it is not in compliance with the covenants applicable during the non-Relaxed Covenant Period as set forth above, an Event of Default will automatically be deemed to have occurred under the Loan Documents.

     Section 2. Amendments to the Guaranties.

     (a) The following definition is hereby added to each of the Completion Guaranty, the Interest and Operating Costs Guaranty, and the Payment Guaranty:

               "Relaxed Covenant Period" means the period from April 1, 2002 to the first date thereafter on which PGRLP makes or declares any dividend or other distribution to the holders of any common or preferred equity interests in PGRLP, excepting, however, any dividends and distributions required to be paid in connection with the so-called "Security Capital Transaction."

     (b) The first sentence of Section 8(d) of the Completion Guaranty, the first sentence of Section 6(d) of the Interest and Operating Costs Guaranty and the first sentence of Section 6(d) of the Payment Guaranty are each hereby amended and restated to read as follows:

               "As of the end of the fiscal quarter immediately preceding the Initial Advance (and as of the end of any fiscal quarter thereafter):
        (i) the amount of Unrestricted Cash shall at no time be less than (w) if no Relaxed Covenant Period is continuing, $17,500,000.00, or (x) during the Relaxed Covenant Period, $7,500,000; and (ii) the sum of (A) Unrestricted Cash in respect of a given fiscal quarter, and (B) Funds From Operations in respect of the same fiscal quarter, shall at no time be less than (y) if no Relaxed Covenant Period is continuing, $22,500,000, or (z) during the Relaxed Covenant Period, $12,500,000."

     (c) The first sentence of Section 8(g) of the Completion Guaranty, the first sentence of Section 6(g) of the Interest and Operating Costs Guaranty and the first sentence of Section 6(g) of the Payment Guaranty are each hereby amended and restated to read as follows:

               "As of the end of the fiscal quarter immediately preceding the Initial Advance (and as of the end of each fiscal quarter thereafter), at no time that the Loan is outstanding shall the ratio (stated as a percent), in respect of any period, of (i) Consolidated EBITDA to (ii) Consolidated Total Interest Expense, be less than (x) if no Relaxed Covenant Period is continuing, 165% or (y) during the Relaxed Covenant Period, 140%."

     (d) The first sentence of Section 8(h)(i) of the Completion Guaranty, the first sentence of Section 6(h)(i) of the Interest and Operating Costs Guaranty and the first sentence of Section 6(h)(i) of the Payment Guaranty are each hereby amended and restated to read as follows:

               "As of the end of the calendar quarter immediately preceding the Initial Advance (and as of the end of each fiscal quarter thereafter), at no time that the Loan is outstanding shall the ratio (stated as a percent), in respect of any period, of (A) Consolidated EBITDA to (B) Consolidated Total Fixed Charges A, be less than (x) if no Relaxed Covenant Period is continuing, 145% or (y) during the Relaxed Covenant Period, 120%."

     (e) The first sentence of Section 8(h)(ii) of the Completion Guaranty, the first sentence of Section 6(h)(ii) of the Interest and Operating Costs Guaranty and the first sentence of Section 6(h)(ii) of the Payment Guaranty are each hereby amended and restated to read as follows:

               "As of the end of the calendar quarter immediately preceding the Initial Advance (and as of the end of each fiscal quarter thereafter), at no time that the Loan is outstanding shall the ratio (stated as a percent), in respect of any period, of (A) Consolidated EBITDA to (B) Consolidated Total Fixed Charges B, be less than (x) if no Relaxed Covenant Period is continuing, 125% or (y) during the Relaxed Covenant Period, 105%."

     (f) Section 8(c) of the Completion Guaranty, Section 6(c) of the Interest and Operating Costs Guaranty and Section 6(c) of the Payment Guaranty are each hereby amended by adding the following sentence at the end thereof:

               "For purposes of this clause (c), during the continuance of a Relaxed Covenant Period, Consolidated Net Worth shall be calculated without reduction for accumulated depreciation."

     Section 3. Conditions Precedent; Consent of Lenders.

               The effectiveness of this Agreement is expressly conditioned upon: (i) the funding of the Senior Additional Reserve Account by PGRLP as set forth in Section 2 hereof; (ii) the execution and delivery of a written agreement by and between Agent (on behalf of the Lenders) and the Mezzanine Agent (on behalf of the Mezzanine Lenders) with respect to disbursements from the Senior Additional Reserve Account; (iii) the execution and delivery of the Second Pledge Agreement; (iv) the execution and delivery of the Omnibus Third Modification to Mezzanine Loan Documents by and among Borrower, Mezzanine Borrower, PGRLP, Penny, Beitler, Mezzanine Agent and the Mezzanine Lenders (the "Mezzanine Modification").

     Section 4. Miscellaneous.

     (a) Governing Law. The terms and provisions hereof and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     (b) Full Force. The Credit Agreement, the Pledge Agreement, the Guaranties and each of the other Loan Documents, except to the extent of the waiver and amendments specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under the Credit Agreement, the Pledge Agreement, the Guaranties or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement, the Pledge Agreement, the Guaranties or any of the other Loan Documents. Without limiting the generality of the foregoing, PGRLP hereby confirms and agrees that notwithstanding the effectiveness of this Agreement, the Guaranties are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

     (c) Binding; No Amendment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be modified orally, but only by a writing executed by all of the parties hereto.

     (d) Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     (e) Omnibus Third Modification to Senior Loan Documents. This Agreement supercedes and replaces, in toto, the Omnibus Third Modification to Senior Loan Documents executed on June 28, 2002 (the "June Modification") and the June Modification is hereby null and void.

                                  (Signatures on next page)

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the date and year first above written.

                           DEARBORN CENTER, L.L.C.

                           By:    Prime/Beitler Development Company,
                                  L.L.C., its sole member

                                  By:    Penny Beitler L.L.C., its managing
                                         member

                                  By:    /s/ J.C. Ambrister
                                         ------------------
                                         Name: J.C. Ambrister
                                         Title: Member

                           BAYERISCHE HYPO- UND VEREINSBANK
                           AG, NEW YORK BRANCH

                           By:    /s/ Helga Blum
                                  ----------------
                                  Name: Helga Blum
                                  Title: Director

                           By:    /s/ Steve W. Lorenz
                                  ---------------------
                                  Name: Steve W. Lorenz
                                  Title: Director


                           PRIME GROUP REALTY, L.P.

                           By: Prime Group Realty Trust, its managing general partner

                                  By:    /s/ Louis G. Conforti
                                         ---------------------
                                         Name: Louis G. Conforti
                                         Title: Office of the President

                           PENNY BEITLER L.L.C.

                           By:    /s/ J.C. Ambrister
                                  --------------------
                                  Name: J.C. Ambrister
                                  Title: Member


                           J. PAUL BEITLER DEVELOPMENT COMPANY

                           By:    /s/ J.C. Ambrister
                                  --------------------
                                  Name: J.C. Ambrister
                                  Title: Member


                           PRIME/BEITLER DEVELOPMENT COMPANY,
                           L.L.C.

                           By:    Penny Beitler L.L.C., its managing member

                                  By:    /s/ J.C. Ambrister
                                         ------------------
                                         Name: J.C. Ambrister
                                         Title: Member